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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   DYAX CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                                                 04-3053198
-----------------------                                      ------------------
(State of incorporation                                      (I.R.S. Employer
 or organization)                                            Identification No.)


     ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS                   02139
-------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

 Securities Act Registration Statement file number to which this form relates:
                                    333-37394
                                    ---------

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each Exchange on which
to be so registered                              each class is to be registered
-------------------                              ------------------------------

       NONE                                                  NONE


        Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                         ------------------------------
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in Dyax Corp.'s Registration Statement on Form S-1, including any amendments thereto, filed with the Securities and Exchange Commission (File No. 333-37394) under the Securities Act of 1933, as amended, (the "Registration Statement") is incorporated herein by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

ITEM 2.  EXHIBITS.

                  2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. Filed as Exhibit
                            4.1 to the Registrant's Registration Statement incorporated herein by reference.

                  2.2 Certificate of Incorporation of the Registrant as amended and restated through October 31, 1998. Filed as Exhibit 3.1 to the Registrant's Registration Statement and incorporated herein by reference.

                  2.3 Form of Restated Articles of Incorporation of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.2 to the Registrant's Registration Statement and incorporated herein by reference.

                  2.4 By-laws of the Registrant. Filed as Exhibit 3.3 to the Registrant's Registration Statement and incorporated herein by reference.

                  2.5 Form of Restated By-laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.4 to the Registrant's Registration Statement and incorporated herein by reference.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                  DYAX CORP.


Dated: August 1, 2000                            By: /s/ Henry E. Blair
                                                     --------------------------
                                                     Henry E. Blair
                                                     President

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